SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 28, 2005

Date of Report (Date of earliest event reported)

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-28790

(Commission File Number)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

SECTION 1. Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

At a Board of Directors meeting held on February 28, 2005, the Company’s Directors agreed to enter into a Market Access Services Agreement with National InfoSystems Inc., the Company’s investor and media relations consultant, for a monthly fee of C$10,500.  The Market Access Services Agreement is attached as Exhibit 10.1.

Also on February 28, 2005, the Company’s Board of Directors agreed to enter into 10 year NonStatutory Stock Option Agreements with certain employees and consultants for 5,500,000 stock options out of the 6,700,000 common shares reserved for issuance under the Company’s 2001 Stock Option Plan, which was approved by shareholders on July 12th, 2001, and registered under Form S-8 with the U.S. Securities and Exchange Commission on October 2, 2003.

The Company entered into agreements with Ranjit Bhogal and Jeet Sidhu covering 4,000,000, and 1,500,000 shares, respectively, at an exercise price of $0.96 per share, the average closing price of the Company’s shares during the last three days. The options shall become exercisable immediately.

SECTION 2.  Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

At a Board of Directors meeting held on February 28, 2005, the Company’s Board of Directors agreed to increase the loan amount available to the Company to $2,500,000 from Mr. Harmel S. Rayat, a Director and majority shareholder of PhytoMedical Technologies, Inc. Proceeds from the loan, which will be drawn down on a “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

At the same Board of Directors meeting held on February 28, 2005, the Directors agreed to reimburse Mr. Harmel S. Rayat $323,775.57 for investor relations expenses incurred and paid for personally on behalf of the Company during the fourth quarter of calendar 2004 through the issuance of an unsecured promissory note, which is due on September 1, 2006 and bears an interest rate of 8.50%.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

None.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Market Access Services Agreement

Exhibit 10.2 – Nonstatutory Stock Option Agreement of Ranjit Bhogal

Exhibit 10.3 – Nonstatutory Stock Option Agreement of Jeet Sidhu

Exhibit 10.4 – Unsecured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYTOMEDICAL TECHNOLOGIES, INC.

/s/ Indy Panchi

Indy Panchi

President and CEO

Date: March 1, 2005

EXHIBIT 10.1

 MARKET ACCESS SERVICES AGREEMENT

This Market Access Services Agreement (this “Agreement”) is made and entered into this 1st day of March, 2005 , by and between PhytoMedical Technologies, Inc., a Nevada corporation having offices at Suite 216, 1628 West 1st Avenue, Vancouver, BC, V6J 1G1 (hereinafter referred to as the “Company”) and National InfoSystems Inc. (dba Thornhill Advisors), an Ontario corporation having an office at Suite 880, 24-155 East Beaver Creek Road, Richmond Hill, Ontario, L4B 2N1  (hereinafter referred to as the “Consultant”).

Whereas the Company has  a reporting obligation under the United States Securities Exchange Act of 1934, as amended (the “1934 Act”) and has its common stock quoted for trading on the NASDAQ Over-The-Counter Bulletin Board (the “OTCBB”);

Whereas the Consultant, a privately held corporation, is experienced and specializes in providing various  investor and public relations, corporate branding and corporate image services to reporting companies and their principals (collectively, “Market Access Services”);

Whereas the Consultant has heretofore provided the Company with Market Access Services;

Whereas the parties hereto acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the terms and conditions of the Market Access Services and, deem it to be in their respective best interest  to clarify their respective duties and obligations with respect to the Market  Access Services to be provided hereunder,  and by the terms and conditions of this Agreement, to replace, in their entirety, all  prior discussions, negotiations, understandings and agreements with respect to such Market Access Services.

Now, Therefore, in consideration of the promises and the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Additional Defined Terms And Interpretations.

1.1

Additional Defined Terms.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(a)  "Board of Directors" means the Board of Directors of the Company as duly constituted from time to time;

(b)  "Business" shall mean the biotechnology research and development business as presently being conducted, or as may be conducted in the future, by the Company and/or its subsidiaries;

(c)  "business day" means any day during which Canadian Chartered Banks are  open for business in the City of Vancouver, Province of British Columbia;

(d)  "Effective Date" has the meaning ascribed to it on the front page of  this Agreement;

(e)  "Parties" or "Party" means, individually and collectively, the Company  and/or the Consultant hereto, as the context so requires, together with each of their respective successors and permitted assigns as the context so requires;

(f)  "Regulatory Authorities" and "Regulatory Authority" means, either          singularly or collectively as the context so requires, such regulatory agencies who have jurisdiction over the affairs of either of the Company and/or the Consultant and including, without limitation, and where applicable, the British Columbia Securities Commission, the United States Securities and Exchange Commission (the “SEC”), The National Association of Securities Dealers, Inc. (the “NASD”), and all regulatory authorities from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the business and affairs of the Company; and

(g)  "subsidiary" means any company or companies of which more than 50% of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the directors of such company or companies) are for the time being owned by or held for that company and/or any other company in like relation to that company and includes any company in like relation to the subsidiary.

1.2

Interpretation.

For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a)  the words "herein", "hereof" and "hereunder" and other words of  similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

     (b)  any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity;  and

     (c)  words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

2.

Engagement, Term And Termination.

2.1

Engagement.

The Company hereby retains the Consultant, as an independent contractor on a non-exclusive basis, to provide Market Access Services  to the Company as more particularly set forth in Section 3 hereof, and the Consultant  hereby agrees to provide such services, as an independent contractor, to the Company, all upon the terms and conditions set forth in this Agreement.

2.2

Term.

Subject to the provisions of Section 2.3 hereof, the term of this Agreement shall commence on the Effective Date and terminate on the first anniversary of the Effective Date (the “Automatic Termination Date”) unless such term is otherwise extended in writing by the Parties.

2.3

Earlier Termination.

(a)

Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time after the Effective Date and during the continuance of this Agreement upon such Party's delivery to the other Party hereto of prior written notice of its intention to do so (the "Notice of Termination") at least 60 calendar days prior to the effective date of any such termination (the "Effective Termination Date"). In any such event the Consultant's ongoing obligation to provide the Market Access Services will continue only until the Effective Termination Date and the Company shall continue to pay to the Consultant all of the amounts otherwise payable to the Consultant under Section 4 hereof, until the Effective Termination Date.

(b)

Notwithstanding any other provision of this Agreement, this Agreement may be terminated by any of the Parties hereto at any time upon written notice to the other Party of such Party's intention to do so at least 10 calendar days prior to the effective date of any such termination (herein also the "Effective Termination Date"), and damages sought, if:

(i)  the other Party fails to cure a material breach of any provision of this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such material breach cannot be reasonably cured within said 10 calendar days and the other

Party is actively pursuing to cure said material breach);

(ii)  the other Party is willfully non-compliant in the performance of its respective duties under this Agreement within 10 calendar days from its receipt of written notice from said Party (unless such willful non-compliance cannot be reasonably corrected within said 10 calendar days and the other Party is actively pursuing to cure said willful non-compliance);

(iii)  the other Party commits fraud or serious neglect or misconduct in the discharge of its respective duties hereunder or under the law; or

(iv)  the other Party becomes adjudged bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy, and where any such involuntary petition is not dismissed within 10  calendar days.

2.4

 Effect of Termination.

Terms of this Agreement relating to accounting, payments, confidentiality, accountability for damages or claims and all other matters reasonably extending beyond the terms of this Agreement and to the benefit of the Parties hereto or for the protection of the Business interests of the Company shall survive the termination of this Agreement, and any matter of interpretation thereto shall be given a wide latitude in this regard.

3.

Duties And Obligations Of The Consultant.

3.1

Market Access Services.

The Consultant agrees that it will use its best efforts to provide the following services (collectively, the “Market  Access Services”) to the Company:

(a)

Assist the Company in establishing a financial and public relations methodology designed to increase awareness of the Company within the biotechnology sector and the investment community, through the development and implementation of appropriate plans and means for presenting the Company and its business plans, growth strategies and personnel to universities, public and private research institutions and  as well as broker dealers, underwriters, and other financial institutions.

(b)

Assist the Company in the implementation of its business plan and in accurately disseminating information about or concerning the Company and its business to the biotechnology sector and the financial and industry marketplace, which information has been or will be provided by the Company.

(c)

Assist the Company, if requested, in the preparation of the Company’s due diligence reports, corporate profile and fact sheets.

(d)

To expose the Company to active industry, investment and financial newsletter writers and analysts (collectively, “Professional Analysts”).

(e)

 Conduct, if requested, tele-conferences with the Consultant as  moderator, among Company executive(s), , industry, investment and other interested participants.

(f)

Assist, if requested, the Company in the preparation and release of all press releases.

(g)

Assist, if requested, in the development and ongoing maintenance of a comprehensive Company website.

(h)

E-mail press releases, corporate announcements, broker updates, Company news developments and SEC filings to the Consultant’s database of financial and investment analysts, and industry professionals.

(i)

Serve as the Company’s external publicist and endeavor to obtain media coverage on the Company in both trade and industry press, on local and national radio and/or TV programming, in subscription-based financial newsletters, and on the worldwide web.

(j)

 In connection with the Market Access Services to be provided, the Consultant will provide the Company with a copy of any report, release or other information concerning the Company which it intends to disseminate so as to allow the Company an opportunity to ensure that the statements and information presented are accurate and consistent with the information provided by the Company.

3.2

Adherence to Rules and Policies. The Consultant hereby acknowledges and agrees to abide by the reasonable rules, regulations, instructions, personnel practices and policies of the Company and any changes therein which may be adopted from time to time by the same as such rules, regulations, instructions, personnel practices and policies may be reasonably applied to the Consultant.

3.3

Reporting.  At such time or times as may be required by the Board of Directors of the Company, acting reasonably, the Consultant will provide the Board of Directors with such information concerning the results of the Consultant’s General Services and activities hereunder for the previous month as the Board of Directors may reasonably require.

3.4

Confidentiality.  The Consultant will not, except as authorized or required by the Consultant’s duties hereunder, reveal or divulge to any person or companies any information concerning the organization, business, finances, transactions or other affairs of the Company or of any of the Company’s respective subsidiaries which may come to the Consultant’s knowledge during the continuance of this Agreement, and the Consultant will keep in complete secrecy all confidential information entrusted to the Consultant and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company’s Business interests. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.

3.5

Compliance With Applicable Laws.

(a)

The Consultant will comply with all applicable United States, Canadian and foreign laws, whether federal, provincial or state, applicable to the Consultant’s duties hereunder and, in addition, hereby represents and warrants that any information which the Consultant may provide to any person or company hereunder will, to the best of the Consultant’s knowledge, information and belief, be accurate and complete in all material respects and not misleading, and will not omit to state any fact or information concerning the Company and its business which would be material.

(b)

The  Consultant understands that the Company is subject to certain obligations in connection with the disclosure of material nonpublic information to certain persons outside the Company, including broker-dealers, investment advisers, institutional investment managers (and their associated persons), investment companies, and holders of the Company's securities (collectively, the "Enumerated Persons"). In order to help assure the Company's compliance with the provisions of Regulation FD promulgated by the SEC, the Consultant will not disclose to any third party any information that has been furnished to the Consultant by the Company without the Company's prior written consent; and, further, in the event of any proposed disclosure of such information to any Enumerated Person by the Consultant, the Consultant shall assure that each such Enumerated Person agrees to keep such disclosed information in confidence by executing an appropriate confidentiality or similar agreement with the Company.

3.6

Opinions, Reports And Advice Of The Consultant. The Consultant acknowledges and agrees that all written and oral opinions, reports, advice and materials provided by the Consultant to the Company in connection with the Consultant’s engagement hereunder are intended solely for the Company’s benefit and for the Company’s use only, and that any such written and oral opinions, reports, advice and information are the exclusive property of the Company. In this regard the Consultant covenants and agrees that the Company may utilize any such opinion, report, advice and materials for any other purpose whatsoever and, furthermore, may reproduce, disseminate, quote from and refer to, in whole or in part, at any time and in any manner, any such opinion, report, advice and materials in the Company’s sole and absolute discretion. The Consultant further covenants and agrees that no public references to the Consultant or disclosure of the Consultant’s role in respect of the Company may be made by the Consultant without the prior written consent of the Company in each specific instance and, furthermore, that any such written opinions, reports, advice or materials shall, unless otherwise required by the Company, be provided by the Consultant to the Company in a form and with such substance as would be acceptable for filing with and approval by any Regulatory Authority having jurisdiction over the affairs of the Company from time to time.

4.

The Consultant’s Compensation And Expense Reimbursement.

4.1

Fees.  Upon the execution of this Agreement, in consideration of the Market Access Services to be rendered by the Consultant, the Company hereby covenants and agrees to pay the Consultant C$10,500 per month.

4.2

Expense Reimbursement.

(a) Consultant agrees to bear and pay for all of its own expenses incurred in the performance of its duties under this Agreement (such as telephone, mailing, labor, etc.); provided that the Company shall pay all extraordinary expenses incurred by the Consultant (provided that all such extraordinary expenses shall have been approved in advance and in writing by the Company prior to Consultant incurring such expenses) such as the following:

(i)

Travel expenses, including but not limited to transportation, lodging and food expenses, when such travel is conducted on behalf of the Company;

(ii)

seminars, expositions, money and investment shows;

(iii)

radio and television time and print media advertising costs, when applicable.

(iv)

subcontract fees and costs incurred in preparation of research reports, when applicable;

(v)

cost of on-site due diligence meetings, if applicable;

(vi)

printing and publication costs of brochures and marketing materials which are not supplied by the Company; and

(vii)

printing and publication costs of Company annual reports, quarterly reports, and/or other shareholder communication collateral material which are not supplied by Company.

(b)

Anything herein to the contrary notwithstanding, the Consultant shall not incur any individual expense in excess of $500 or $2,500 in the aggregate without the prior written approval of the Company.

(c)

Anything herein to the contrary notwithstanding, the Company is responsible for preparing and paying the Company expenses associated with any and all documents related to any Market Access Services, that the Company and/or its counsel deems necessary in order to assure the Company's compliance with applicable laws including, but not limited to, applicable federal and state securities laws.

(d)

The Consultant may request that the Company make payment directly to any third party vendor providing any of the enumerated services and/or to make such payment in advance if so required by said vendor.  Any expense reimbursement to made by the Company hereunder shall within ten (10) days of receipt of the Consultant’s written invoice for the same, excluding any costs associated with material and services which are due and payable in advance of material production.

5.

Company’s Additional Duties And Obligations.

Company shall have the following duties and obligations under this Agreement:

5.1

Cooperation.  Cooperate fully and timely with the Consultant so as to facilitate the Consultant’s performance its obligations under this Agreement. In this regard, the Company will:

(a)

will act diligently and promptly in reviewing materials submitted to it from time to time by the Consultant and inform the Consultant of any inaccuracies contained therein prior to the dissemination of such materials.

(b)

Promptly give written notice to the Consultant of any change in Company’s financial condition or in the nature of its business or operations which had or might have an adverse material effect on its operations, assets, properties or prospects of its business.

5.2

Due Diligence.

The Company agrees to provide copies of due diligence information regarding the Company including, but not limited to, copies of such financial statements as it deems necessary or appropriate (it being understood that the Company files annual reports on Form 10-KSB and quarterly reports on Form 10-QSB with the SEC including financial statements of the Company and certain other disclosures which provide financial and other information regarding the Company) as well as any other information and/or documentation to such persons, including any Professional Analysts, as the Consultant, in connection with its performance of the Market Access Services, may from time to time request when and if deemed appropriate by the Company; provided that to the extent required by the Company, such information shall be furnished only pursuant to a confidentiality and non-disclosure agreement reasonably satisfactory to the parties thereto.

6.

The Company’s Representations and Warranties.

The Company warrants and represents that

(a)

All written documents or materials furnished to Consultant by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are materially accurate as of the date of preparation thereof, such financial information shall have been prepared within 110 days of delivery to Consultant and Consultant may rely upon the accuracy thereof without independent investigation.

 (b)

The Company is duly incorporated and validly existing, and in good standing as a corporation under the laws of the State of Nevada. The Company's authorized, issued and outstanding capital stock is as set forth in the Company's most recent filings with the SEC. It has the power and the authority to own its property and conduct its business, present and proposed, as described in the filing and the Company has full corporate power and authority to enter into this Agreement.

 (c)

Any shares of stock and/or any warrant of the Company which may be issued pursuant to this Agreement, will have been duly and validly authorized and, when issued and delivered, will be validly issued, fully paid and non-assessable. The stock and/or any warrant stock, upon issuance, will not be subject to the preemptive rights of any shareholder of the Company. Any warrant, when sold, issued and delivered, will constitute a valid and binding obligation of the Company enforceable against it in accordance with the terms thereof.

(d)

The Company has the power and authority to execute, deliver and perform this Agreement.

(e)

The execution and delivery by the Company of this Agreement have been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company’s execution and delivery of this Agreement.

(f)

This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to general principles of equity.

7.

Representations and Warranties of the Consultant.

(a)

The Consultant has the power and authority to execute, deliver and perform this Agreement.

(b)

The execution and delivery by the Consultant of this Agreement have been duly and validly authorized by all requisite action by the Consultant. No license, consent or approval of any person is required for the Consultant’s execution and delivery of this Agreement.

(c)

This Agreement has been duly executed and delivered by the Consultant. This Agreement is the legal, valid and binding obligation of the Consultant enforceable against the Consultant in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to general principles of equity.

8.

Indemnification and Legal Proceedings.

8.1

Indemnification.

The Parties hereto hereby each agree to indemnify and save harmless the other Party hereto and including, where applicable, their respective subsidiaries and affiliates and each of their respective directors, officers, employees and agents (each such party being an "Indemnified Party") harmless from and against any and all losses, claims, actions, suits, proceedings, damages, liabilities or expenses of whatever nature or kind and including, without limitation, any investigation expenses incurred by any Indemnified Party, to which an Indemnified Party may become subject by reason of the terms and conditions of this Agreement.

8.2

No Indemnification.   This indemnity will not apply in respect of an Indemnified Party in the event and to the extent that a Court of competent jurisdiction in a final judgment shall determine that the Indemnified Party was grossly negligent, guilty of willful misconduct, or if such indemnification is otherwise impermissible under applicable law.

8.3

Claim of Indemnification. The Parties hereto agree to waive any right they might have of first requiring the Indemnified Party to proceed against or enforce any other right, power, remedy, security or claim payment from any other person before claiming this indemnity.

8.4

 Notice of Claim.  In case any action is brought against an Indemnified Party in respect of which indemnity may be sought against either of the Parties hereto, the Indemnified Party will give both Parties hereto prompt written notice of any such action of which the Indemnified Party has knowledge and the relevant Party will undertake the investigation and defense thereof on behalf of the Indemnified Party, including the prompt employment of counsel acceptable to the Indemnified Party affected and the relevant Party and the payment of all expenses. Failure by the Indemnified Party to so notify shall not relieve the relevant Party of such relevant Party's obligation of indemnification hereunder unless (and only to the extent that) such failure results in a forfeiture by the relevant Party of substantive rights or defenses.

8.5

Settlement. No admission of liability and no settlement of any action shall be made without the consent of each of the Parties hereto and the consent of the Indemnified Party affected, such consent not to be unreasonable withheld.

8.6

Legal Proceedings. Notwithstanding that the Indemnifying  Party will undertake the investigation and defense of any action, an Indemnified Party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be at the expense of the Indemnified Party unless:

 (a)  such counsel has been authorized by the Indemnifying  Party;

 (b) the Indemnifying Party has not assumed the defense of the action within a reasonable period of time after receiving notice of the action;

 (c) the named parties to any such action include that any Party hereto and the Indemnified Party shall have been advised by counsel that there may be a conflict of interest between any Party hereto and the Indemnified Party; or

 (d)  there are one or more legal defenses available to the Indemnified  Party which are different from or in addition to those available to any Party hereto.

8.7

Contribution. If for any reason other than the gross negligence or bad faith of the Indemnified Party being the primary cause of the loss claim, damage, liability, cost or expense, the foregoing indemnification is unavailable to the Indemnified Party or insufficient to hold them harmless, the relevant Party shall contribute to the amount paid or payable by the Indemnified Party as a result of any and all such losses, claim, damages or liabilities in such proportion as is appropriate to reflect not only the relative benefits received by the relevant Party on the one hand and the Indemnified Party on the other, but also the relative fault of relevant Party and the Indemnified Party and other equitable considerations which may be relevant. Notwithstanding the foregoing, the relevant Party shall in any event contribute to the amount paid or payable by the Indemnified Party, as a result of the loss, claim, damage, liability, cost or expense (other than a loss, claim, damage, liability, cost or expenses, the primary cause of which is the gross negligence or bad faith of the Indemnified Party), any excess of such amount over the amount of the fees actually received by the Indemnified Party hereunder.

9.

Force Majeure

9.1

Events.  If either Party hereto is at any time either during this Agreement or thereafter prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

9.2

Notice.  A Party shall within three calendar days give notice to the other Party of each event of force majeure under section "7.1" hereinabove, and upon cessation of such event shall furnish the other Party with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of force majeure and all preceding events of force majeure.

10.

Miscellaneous

10.1

Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties hereto at their addresses indicated hereinafter.  Either party may change his or its address for the purpose of this paragraph by written notice similarly given.

10.2

Entire Agreement.  This Agreement represents the entire agreement between the Parties in relation to its subject matter and supersedes and voids all prior agreements between such Parties relating to Market Access Services to be provided subsequent to the Effective Date.

10.3

Amendment of Agreement.  This Agreement may be altered or amended, in whole or in part, only in a writing signed by both Parties.

10.4

Waiver.  No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature, unless such shall be signed by the person making such waiver and/or which so provides by its terms.

10.5

 Captions and Headings.  The captions appearing in this Agreement are inserted as a matter of convenience and for reference and in no way affect this Agreement, define, limit or describe its scope or any of its provisions.

10.6

Governing Law.  This Agreement shall be governed by and construed exclusively by  and in accordance with the laws of Nevada.

10.7

Benefits.   This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, personal representatives, successors and assigns.

10.8

 Severability.  If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

10.9

 Currency.  Unless otherwise specified, references to monies used in this Agreement shall be deemed to be United States dollars.

10.10

 Multiple Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

10.11

No Partnership or Agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of the other Parties, nor create any fiduciary relationship between them for any purpose whatsoever.

In Witness Whereof, the Parties have executed this Agreement on the day and year first above written.

The Company

The Consultant

By:

By:

Name:

Name:

Title:

Title:

EXHIBIT 10.2

PHYTOMEDICAL TECHNOLOGIES, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), and the following employee of the Company (“Optionee”): Ranjit Bhogal

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)  Date of Option:

February 28, 2005

(b)  Optionee:

Ranjit Bhogal

(c)  Number of Shares:

4,000,000

(d)  Exercise Price:

$0.96

2.  Acknowledgements.

(a)  Optionee is an employee of the Company.

(b)  The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2001 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being the closing price of the Shares covered by this Option on February 28, 2005, the date the Board of Directors authorized the grant of this Option.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such 10 year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment immediately.

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, for cause or without cause, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be an employee as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the corporate securities rules of Nevada. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

PHYTOMEDICAL TECHNOLOGIES, INC.

By: /s/ Ranjit Bhogal

Ranjit Bhogal, Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing NONSTATUTORY STOCK

OPTION AGREEMENT

________________________

/s/ Jatinder Bhogal

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

PhytoMedical Technologies, Inc.

Suite 216 - 1628 West 1st Avenue

Vancouver, BC  V6J 1G1

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2001 Incentive Stock Plan.

_____________________________

(signature)

_____________________________

(name of Optionee)

EXHIBIT 10.3

PHYTOMEDICAL TECHNOLOGIES, INC.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), and the following employee of the Company (“Optionee”): Jeet Sidhu

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)  Date of Option:

February 28, 2005

(b)  Optionee:

Jeet Sidhu

(c)  Number of Shares:

1,500,000

(d)  Exercise Price:

$0.96

2.  Acknowledgements.

(a)  Optionee is an employee of the Company.

(b)  The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2001 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.  Shares; Price.  Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being the closing price of the Shares covered by this Option on February 28, 2005, the date the Board of Directors authorized the grant of this Option.

4.  Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 years from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such 10 year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment immediately.

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.  Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, for cause or without cause, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be an employee as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the corporate securities rules of Nevada. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

PHYTOMEDICAL TECHNOLOGIES, INC.

By: /s/ Jeet Sidhu

Jeet Sidhu, Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing NONSTATUTORY STOCK

OPTION AGREEMENT

_____________________

/s/ Jasvir Sidhu

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

PhytoMedical Technologies, Inc.

Suite 216 - 1628 West 1st Avenue

Vancouver, BC  V6J 1G1

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2001 Incentive Stock Plan.

_____________________________

(signature)

_____________________________

(name of Optionee)

EXHIBIT 10.4

PHYTOMEDICAL TECHNOLOGIES, INC.

PROMISSORY NOTE

$323,775.57

March 1, 2005

     PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), for value received, hereby promises to pay to Harmel S. Rayat ("Holder") or order, the principal sum of Three hundred twenty three thousand seven hundred seventy-five dollars and fifty-seven cents ($323,775.57) with interest as provided below.

     1.   Payment.

     (a) Payment. Subject to the provisions of Section 3 hereof relating to the revision of this Note, principal and accrued interest hereof shall be payable on September 1, 2006 (the "Maturity Date"). Payment hereunder shall be made by the Company to the Holder, at the address as provided to the Company by the Holder in writing, in lawful money of the United States of America. Interest shall accrue with respect to the unpaid principal amount of the loan from the date of this Note until such principal is paid at a rate of eight and one-half percent (8.50%) per annum (computed on the basis of a 365-day year).

     (b) Prepayment. The Company shall have the right at any time and without penalty to prepay, in whole or in part, the principal outstanding and/or the interest accrued hereunder.

2.   Events of Default.

The occurrence of any of the following shall constitute an "Event of Default" under this Note:

    (a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any interest or other payment required under the terms of this Note on the date due and such payment shall not have been made within fifteen (15) days of Company's receipt of Holder's written notice to the Company of such failure to pay; or

     (b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidate or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its or any of its creditors, (iii) be dissolved or liquidated in full or in part, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (v) take any action for the purpose of effecting any of the foregoing; or

     (c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

3.   Rights of Holder Upon Default.

Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Paragraphs 2(b) and 4(c)) and at any time thereafter during the continuance of such Event of Default, Holder may declare all outstanding Obligations payable by Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in Paragraphs 2(b) and 4(c), immediately and without notice, all outstanding Obligations payable by Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived.

     4.   Miscellaneous.

     (a) Amendment Provisions. Any provision of this Note other than the principal amount and identity of the Holder may be amended, waived or modified upon the written consent of the Company and the Holder.

     (b) Severability. If any provision of this Note is determined to be invalid, illegal or unenforceable, in whole or in part, the validity, legality and enforceability of any of the remaining provisions or portions of this Note shall not in any way be affected or impaired thereby and this Note shall nevertheless be binding between the Company and the Holder.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Nevada.

     (d) Binding Effect. This Note shall be binding upon, and shall inure to the benefit of, the Company and the Holder and their respective successors and assigns; provided, however, that the Company may not assign its obligations hereunder without the Holder's prior written consent.

     (e) Enforcement Costs. The Company agrees to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, the Holder expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the Holder hereunder.

     (f) Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be duly given upon receipt if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to Holder, at the address or facsimile number of such Holder, or at such other address or number as such Holder shall have furnished to the Company in writing, or (ii) if to Company, at Suite 216, 1628 West 1st Avenue, Vancouver, BC, Canada, V6J 1G1, Attention: Chief Financial Officer or at such other address as Company shall furnish to the Holder in writing.

     (g) Payment. Payment shall be made in lawful tender of the United States.

     (h) Headings. Section headings used in this Note have been set forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

PhytoMedical Technologies, Inc.

/s/ Indy Panchi

Name: Indy Panchi

Title: President and CEO